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                                   EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-57483, 333-39771, 333-39771-01) and on
Forms S-3 (File Nos. 333-485051, 33-50835, 33-45979, 333-40055-01) of
Meditrust Corporation and/or Meditrust Operating Company of our reports dated February 2, 2000 relating to the financial statements and financial statement schedules, which appear in this Form 10-K.

                                        /s/ PricewaterhouseCoopers, LLP
                                            Boston, Massachusetts


February 29, 2000